Exhibit 10.1

SECOND AMENDMENT

SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”), dated as of March 25, 2014 among WMG Acquisition Corp. (the “Borrower”), the lenders party hereto and Credit Suisse AG, as Administrative Agent (the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below (as amended by this Second Amendment).

W I T N E S S E T H :

WHEREAS, the Borrower, the Lenders from time to time party thereto and the Administrative Agent are parties to a Credit Agreement, dated as of November 1, 2012 (as amended by the First Amendment thereto, dated as of April 23, 2013, the “Credit Agreement”);

WHEREAS, pursuant to Section 10.08 of the Credit Agreement, the Borrower and the Lenders party hereto, constituting all Lenders (determined immediately prior to giving effect to the Second Amendment) are willing to amend the Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION ONE - Credit Agreement Amendments. Subject to the satisfaction of the conditions set forth in Section Two hereof:

(1) The definition of “Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended and restated as follows:

“Maturity Date” means April 1, 2019.

(2) The definition of “Subsidiary” in Section 1.01 of the Credit Agreement is hereby amended and restated as follows:

“Subsidiary” means, with respect to any specified Person:

(1) any corporation, association or other business entity, of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

(2) any partnership, joint venture, limited liability company or similar entity of which (x) more than 50% of the capital accounts, distribution rights, total equity and voting interests or general or limited partnership interests, as applicable, are owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof whether in the form of membership, general, special or limited partnership or otherwise and (y) such Person or any Wholly Owned Restricted Subsidiary of such Person is a controlling general partner or otherwise controls such entity.

Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower.

(3) Section 1.01 of the Credit Agreement is hereby amended to insert the following definition of “Capital Stock” in alphabetical order:

“Capital Stock” means (1) in the case of a corporation, capital stock; (2) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock; (3) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and (4) any other interest or participation (including, without limitation, options, warrants or other equivalents) that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

(4) Section 6.02(a) of the Credit Agreement is hereby amended and restated as follows:

“(a) to the extent (x) permitted by the internal policies of such independent certified public accountants and (y) that Section 7.11 was applicable during the time period covered by the financial statements delivered under Section 6.01(a), no later than five (5) days after the delivery of the financial statements referred to in Section 6.01(a), a certificate or report of its independent certified public accountants stating that in making the examination necessary therefor no knowledge was obtained of any failure of the Company to comply with the terms, covenants, provisions or conditions of Section 7.11, except as specified in such certificate or, if any such failure to comply shall exist, stating the nature of such failure to comply;”

(5) Section 7.02(i)(ii) of the Credit Agreement is hereby amended by deleting the text “paid by or on behalf of the Borrower and its Restricted Subsidiaries for any such Specified Acquisition, plus the total cash consideration paid by or on behalf of the Borrower and its Restricted Subsidiaries for all other Specified Acquisitions made by the Borrower and its Restricted Subsidiaries pursuant to this Section 7.02(i)” and inserting “paid by or on behalf of the Borrower or any other Loan Party for any such Specified Acquisition, plus the total cash consideration paid by or on behalf of the Borrower or any other Loan Party for all other Specified Acquisitions made by the Borrower or any other Loan Party pursuant to this Section 7.02(i)” in lieu thereof.

(6) Section 7.05(c) of the Credit Agreement is hereby amended by deleting the proviso therein and inserting the text “provided that if the transferor of such property is a Loan Party, (i) the transferee thereof is the Borrower or another Loan Party, (ii) such transaction is an Investment permitted under Section 7.02 or (iii) such Disposition is for no less than the fair market value of the disposed property at the time of such Disposition;” in lieu thereof.

(7) Section 7.11(c) of the Credit Agreement is hereby amended by deleting the table therein and inserting the following table in lieu thereof:

Fiscal Quarter	Maximum Leverage Ratio
Q1 2013	6.00: 1.00
Q2 2013	6.00: 1.00
Q3 2013	6.00: 1.00
Q4 2013	6.00: 1.00
Q1 2014	6.00: 1.00
Q2 2014	5.75: 1.00
Q3 2014	5.75: 1.00
Q4 2014	5.75: 1.00
Q1 2015	5.75: 1.00
Q2 2015	5.75: 1.00
Q3 2015	5.75: 1.00
Q4 2015	5.75: 1.00
Q1 2016	5.50: 1.00
Q2 2016	5.50: 1.00
Q3 2016	5.50: 1.00
Q4 2016	5.50: 1.00
Q1 2017	5.50: 1.00
Q2 2017	5.25: 1.00
Q3 2017	5.25: 1.00
Q4 2017	5.25: 1.00
Q1 2018	5.00: 1.00
Q2 2018	4.75: 1.00
Q3 2018	4.75: 1.00
Q4 2018	4.75: 1.00
Q1 2019	4.75: 1.00

SECTION TWO - Conditions to Effectiveness of the Second Amendment. This Second Amendment shall become effective on the date (the “Second Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(1) The Administrative Agent shall have received counterparts of this Second Amendment executed by the Borrower and each Lender (determined immediately prior to giving effect to the Second Amendment).

(2) The Administrative Agent shall have received (i) true and complete copies of the resolutions duly adopted by the Board of Directors or a duly authorized committee thereof of the Borrower authorizing the execution, delivery and performance of this Second Amendment, and the performance of the Credit Agreement as amended by this Second Amendment, certified as of the Second Amendment Effective Date by a Responsible Officer, secretary or assistant secretary of the Borrower as being in full force and effect without modification or amendment,

(ii) a good standing certificate for the Borrower from its jurisdiction of formation and (iii) a written opinion (as to enforceability of the Credit Agreement and this Second Amendment, and due authorization, execution and delivery of this Second Amendment by the Borrower) of Debevoise & Plimpton LLP (or, in the case of due authorization, execution and delivery, Richards, Layton & Finger, PA), counsel to the Borrower, addressed to the Administrative Agent and each Lender, dated the Second Amendment Effective Date, substantially similar (to the extent applicable) to the opinion of such counsel, dated as of November 1, 2012, delivered in connection with the closing of the Credit Agreement on the Closing Date, or otherwise reasonably satisfactory to the Administrative Agent.

(3) The Borrower shall have received gross cash proceeds of not less than $935,000,000 (calculated before applicable fees and original issue discount) from the proceeds of debt securities on or about the Second Amendment Effective Date.

(4) The Borrower shall have paid or cause to be paid to the Administrative Agent, for the ratable account of each Lender that delivers an executed counterpart of this Second Amendment to the Administrative Agent no later than 3:00 p.m. on March 25, 2014, a fee in an amount equal to 0.10% of the Commitment of each such Lender outstanding on the Second Amendment Effective Date.

The Administrative Agent shall give prompt notice in writing to the Borrower of the occurrence of the Second Amendment Effective Date. Each Lender hereby authorizes the Administrative Agent to provide such notice and agrees that such notice shall be irrevocably conclusive and binding upon such Lender.

SECTION THREE - Representations and Warranties; No Default. In order to induce the Lenders to consent to this Second Amendment, the Borrower represents and warrants to each of the Lenders and the Administrative Agent that on and as of the date hereof after giving effect to this Second Amendment:

(1) No Default or Event of Default has occurred and is continuing.

(2) The representations and warranties of the Loan Parties set forth in Article V of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except that (i) to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date and (ii) the representations and warranties contained in Section 5.05(a) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 6.01(a) and (b) of the Credit Agreement.

(3) The execution, delivery and performance of this Second Amendment (i) are within the Borrower’s corporate powers and have been duly authorized by all necessary corporate action and (ii) do not and will not (A) contravene the terms of the Borrower’s Organization Documents; (B) conflict with or result in any breach or contravention of, or require any payment to be made under, (x) any Contractual Obligation to which the Borrower is a party or affecting the Borrower or the properties of the Borrower or any of its Restricted Subsidiaries

or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or its property is subject; or (C) violate any Law; except in the case of clauses (ii)(B) and (ii)(C) to the extent that such conflict, breach, contravention or payment would not reasonably be expected to have a Material Adverse Effect.

(4) The Second Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by applicable domestic or foreign bankruptcy, insolvency, reorganization, receivership, moratorium or other Laws affecting creditors’ rights generally and by general principles of equity.

SECTION FOUR - Reference to and Effect on the Credit Agreement and the Notes; Acknowledgements.

(1) On and after the effectiveness of this Second Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Second Amendment. The Credit Agreement and each of the other Loan Documents, as specifically amended by this Second Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Second Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan Documents. For the avoidance of doubt, this Second Amendment shall constitute a Loan Document for all purposes of the Loan Documents.

(2) Without limiting the foregoing, each of the Loan Parties party to the Guaranty and the Security Agreement hereby (i) acknowledges and agrees that all of its obligations under the Guaranty and the Security Agreement are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms each Lien granted by each Loan Party to the Collateral Agent for the benefit of the Secured Parties and reaffirms the guaranties made pursuant to the Guaranty, (iii) acknowledges and agrees that the grants of security interests by and the guaranties of the Loan Parties contained in the Guaranty and the Security Agreement are, and shall remain, in full force and effect after giving effect to this Second Amendment, and (iv) agrees that all Obligations are Guaranteed Obligations (as defined in the Guaranty).

(3) Without limiting the foregoing, Holdings, as party to the Security Agreement hereby (i) acknowledges and agrees that all of its obligations under the Security Agreement are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms each Lien granted it to the Collateral Agent for the benefit of the Secured Parties, and (iii) acknowledges and agrees that the grants of security interests by it contained in the Security Agreement are, and shall remain, in full force and effect after giving effect to this Second Amendment.

SECTION FIVE - Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for (i) all of its reasonable out-of-pocket costs and expenses incurred in connection with this Second Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, and (ii) the reasonable documented fees, charges and disbursements of Davis Polk & Wardwell LLP, as counsel to the Administrative Agent.

SECTION SIX - Execution in Counterparts. This Second Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract. Delivery of an executed counterpart of this Second Amendment by facsimile transmission or electronic photocopy (i.e., “pdf”) shall be effective as delivery of a manually executed counterpart of this Second Amendment.

SECTION SEVEN - Governing Law. THIS SECOND AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS SECOND AMENDMENT (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF) SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered as of the day and year first above written.

WMG ACQUISITION CORP.

By:	/s/ Paul M. Robinson
Name:	Paul M. Robinson
Title:	Executive Vice President, General Counsel and Secretary

WMG - SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

Acknowledged and agreed:

WMG HOLDINGS CORP.

By:	/s/ Paul M. Robinson
Name:	Paul M. Robinson
Title:	Executive Vice President, General Counsel and Secretary

ROADRUNNER RECORDS INC.
T.Y.S., INC.
THE ALL BLACKS U.S.A., INC.
A. P. SCHMIDT CO.
ATLANTIC RECORDING CORPORATION
ATLANTIC/MR VENTURES INC.
ARMS UP INC.
BIG BEAT RECORDS INC.
CAFE AMERICANA INC.
CHAPPELL MUSIC COMPANY, INC.
COTA MUSIC, INC.
COTILLION MUSIC, INC.
CRK MUSIC INC.
E/A MUSIC, INC.
ELEKSYLUM MUSIC, INC.
ELEKTRA/CHAMELEON VENTURES INC.
ELEKTRA ENTERTAINMENT GROUP INC.
ELEKTRA GROUP VENTURES INC.
FHK, INC.
FIDDLEBACK MUSIC PUBLISHING COMPANY, INC.
FOSTER FREES MUSIC, INC.
INSOUND ACQUISITION INC.
INTERSONG U.S.A., INC.
JADAR MUSIC CORP.
LEM AMERICA, INC.
LONDON-SIRE RECORDS INC.
MAVERICK PARTNER INC.
MCGUFFIN MUSIC INC.
MIXED BAG MUSIC, INC.
MM INVESTMENT INC.
NONESUCH RECORDS INC.
NON-STOP MUSIC HOLDINGS, INC.
OCTA MUSIC, INC.

WMG - SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

(cont’d):

PEPAMAR MUSIC CORP.
REP SALES, INC.
REVELATION MUSIC PUBLISHING CORPORATION
RHINO ENTERTAINMENT COMPANY
RICK’S MUSIC INC.
RIGHTSONG MUSIC INC.
RYKO CORPORATION
RYKODISC, INC.
RYKOMUSIC, INC.
SEA CHIME MUSIC, INC.
SR/MDM VENTURE INC.
SUPER HYPE PUBLISHING, INC.
TOMMY BOY MUSIC, INC.
TOMMY VALANDO PUBLISHING GROUP, INC.
UNICHAPPELL MUSIC INC.
W.B.M. MUSIC CORP.
WALDEN MUSIC INC.
WARNER ALLIANCE MUSIC INC.
WARNER BRETHREN INC.
WARNER BROS. MUSIC INTERNATIONAL INC.
WARNER BROS. RECORDS INC.
WARNER CUSTOM MUSIC CORP.
WARNER DOMAIN MUSIC INC.
WARNER MUSIC DISCOVERY INC.
WARNER MUSIC LATINA INC.
WARNER MUSIC SP INC.
WARNER SOJOURNER MUSIC INC.
WARNER SPECIAL PRODUCTS INC.
WARNER STRATEGIC MARKETING INC.
WARNER/CHAPPELL MUSIC (SERVICES), INC.
WARNER/CHAPPELL MUSIC, INC.
WARNER/CHAPPELL PRODUCTION MUSIC, INC.
WARNER-ELEKTRA-ATLANTIC CORPORATION
WARNERSONGS, INC.
WARNER-TAMERLANE PUBLISHING CORP.
WARPRISE MUSIC INC.

WMG - SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

(cont’d):

WB GOLD MUSIC CORP.
WB MUSIC CORP.
WBM/HOUSE OF GOLD MUSIC, INC.
WBR/QRI VENTURE, INC.
WBR/RUFFNATION VENTURES, INC.
WBR/SIRE VENTURES INC.
WEA EUROPE INC.
WEA INC.
WEA INTERNATIONAL INC.
WIDE MUSIC, INC.
ASYLUM RECORDS LLC
ATLANTIC MOBILE LLC
ATLANTIC PRODUCTIONS LLC
ATLANTIC SCREAM LLC
ATLANTIC/143 L.L.C.
BB INVESTMENTS LLC
BULLDOG ISLAND EVENTS LLC
BUTE SOUND LLC
CORDLESS RECORDINGS LLC
EAST WEST RECORDS LLC
FOZ MAN MUSIC LLC
FUELED BY RAMEN LLC
LAVA RECORDS LLC
RHINO NAME & LIKENESS HOLDINGS, LLC
RHINO/FSE HOLDINGS, LLC
T-BOY MUSIC, LLC
T-GIRL MUSIC, LLC
THE BIZ LLC
UPPED.COM LLC
WARNER MUSIC DISTRIBUTION LLC
J. RUBY PRODUCTIONS, INC.
SIX-FIFTEEN MUSIC PRODUCTIONS, INC.
SUMMY-BIRCHARD, INC.

WMG - SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

(cont’d):

ARTIST ARENA LLC
ATLANTIC PIX LLC
FERRET MUSIC HOLDINGS LLC
FERRET MUSIC LLC
FERRET MUSIC MANAGEMENT LLC
FERRET MUSIC TOURING LLC
P & C PUBLISHING LLC
WARNER MUSIC NASHVILLE LLC

By:	/s/ Paul M. Robinson
Name:	Paul M. Robinson
Title:	Vice President & Secretary of each of the above named entities listed under the heading Guarantors and signing this agreement in such capacity on behalf of each such entity

WMG - SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

Guarantors (cont’d): WARNER MUSIC INC.

By:	/s/ Paul M. Robinson
Name:	Paul M. Robinson
Title:	Executive Vice President, General Counsel & Secretary

615 MUSIC LIBRARY, LLC

By:	Six-Fifteen Music Productions, Inc., its Sole Member

By:	/s/ Paul M. Robinson
Name:	Paul M. Robinson
Title:	Vice President & Secretary

ARTIST ARENA INTERNATIONAL, LLC

By:	Artist Arena LLC, its Sole Member
By:	Warner Music Inc., its Sole Member

By:	/s/ Paul M. Robinson
Name:	Paul M. Robinson
Title:	Executive Vice President, General Counsel & Secretary

ALTERNATIVE DISTRIBUTION ALLIANCE

By:	Warner Music Distribution LLC, its Managing Partner
By:	Rep Sales, Inc., its Sole Member and Manager

By:	/s/ Paul M. Robinson
Name:	Paul M. Robinson
Title:	Vice President & Secretary

WMG - SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

Guarantors (cont’d): MAVERICK RECORDING COMPANY

By:	SR/MDM Venture Inc., its Managing Partner

By:	/s/ Paul M. Robinson
Name:	Paul M. Robinson
Title:	Vice President & Secretary

NON-STOP CATACLYSMIC MUSIC, LLC
NON-STOP INTERNATIONAL PUBLISHING, LLC
NON-STOP OUTRAGEOUS PUBLISHING, LLC

By:	Non-Stop Music Publishing, LLC, their Sole Member
By:	Non-Stop Music Holdings, Inc., its Sole Member

By:	/s/ Paul M. Robinson
Name:	Paul M. Robinson
Title:	Vice President & Secretary

NON-STOP MUSIC LIBRARY, L.C.
NON-STOP MUSIC PUBLISHING, LLC
NON-STOP PRODUCTIONS, LLC

By:	Non-Stop Music Holdings, Inc., their Sole Member

By:	/s/ Paul M. Robinson
Name:	Paul M. Robinson
Title:	Vice President & Secretary

WMG - SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent, Issuing Bank and Lender

By:	/s/Judith Smith
Name:	Judith Smith
Title:	Authorized Signatory

By:	/s/Sally Reyes
Name:	Sally Reyes
Title:	Authorized Signatory

WMG - SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

BARCLAYS BANK PLC, as Lender

By:	/s/ Craig Malloy
Name:	Craig Malloy
Title:	Director

WMG - SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

UBS LOAN FINANCE LLC, as Lender

By:	/s/ Jennifer Anderson
Name:	Jennifer Anderson
Title:	Associate Director

By:	/s/ Lisa Murray
Name:	Lisa Murray
Title:	Associate Director

WMG - SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

MIHI LLC, as Lender

By:	/s/ Katherine Mogg
Name:	Katherine Mogg
Title:	Authorized Signatory

By:	/s/ Ayesha Farooqi
Name:	Ayesha Farooqi
Title:	Authorized Signatory

WMG - SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

NOMURA INTERNATIONAL PLC, as Lender

By:	/s/ Patrice Maffre
Name:	Patrice Maffre
Title:	Managing Director

WMG - SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT